                                                                   Exhibit 10.11



                                 THIRD AMENDMENT

                                       TO

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the day of January 13, 2000 (this "Third Amendment"), and entered into among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Lenders signatory hereto, BANK OF AMERICA, N.A., a national banking association, individually and as Administrative Agent (in such latter capacity, the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Administrative Agent, and Lenders entered into a Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended by that certain First Amendment to Fifth Amended and Restated Credit Agreement, dated as of October 29, 1999, by that certain Second Amendment to Fifth Amended and Restated Credit Agreement, dated as of December 6, 1999, and as further amended, restated, or otherwise modified from time to time, the "Credit Agreement"). Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement;

         WHEREAS, the Lenders, the Borrower, and the Administrative Agent have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent agree as follows:

         SECTION 1. Amendment to Article I Definitions.

         (a) The definition of "PT Transactions" shall be deleted in its entirety and the following definition of "PT Transactions" shall be substituted in its stead:

                  "PT Transactions" means the following series of transactions:
         (a) the issuance and sale by Pinnacle III, and the purchase by the Borrower, of certain Capital Stock in Pinnacle III in an aggregate amount over the term of this Agreement not to exceed $20,000,000 in purchase price, (b) to the extent each of the following occurred prior to January 1, 2000: the issuance and sale by Pinnacle III, and the purchase by Borrower and certain management and employee shareholders of Parent or Borrower, of certain common Capital Stock in Pinnacle III,
         (c) to the extent the following occurred prior to January 1, 2000: the exchange of certain Capital Stock in Pinnacle III held by Borrower for Pinnacle III Debt, (d) the sale by Borrower and/or the purchase by Pinnacle III of (i) certain rooftop assets acquired by the Borrower in the Motorola Acquisition in an aggregate amount over the term of this Agreement not to exceed $60,000,000 in purchase price and (ii) Capital Stock or assets constituting Pinnacle III Permitted Acquisitions from time to time in an aggregate amount over the term of this Agreement not to exceed $40,000,000, and (e) the making of an expense sharing and reimbursement agreement between the Borrower and Pinnacle III, in the form attached hereto as Schedule 1.01.

         (b) The definition of "Pinnacle III Debt " shall be deleted in its entirety and the following definition of "Pinnacle III Debt" shall be substituted in its stead:

                  "Pinnacle III Debt" means indebtedness of Pinnacle III to Borrower, which indebtedness shall be evidenced by one or more debt instruments in the aggregate principal amount not to exceed $80,000,000 at any one time outstanding during the term of this Agreement, such terms in form and substance reasonably satisfactory to the Administrative Agent, and convertible to Capital Stock and pledged by Borrower to Administrative Agent as Collateral hereunder.

         (c) The definition of "Pinnacle III Permitted Acquisitions" shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Pinnacle III Permitted Acquisitions" means any acquisition related to the communications tower or rooftop business, but only to the extent that the Borrower reasonably believes that it is not permitted to consummate such acquisition because consummating such acquisition may jeopardize its REIT Status.

         (d) The definition of "Pinnacle III Related Transactions" shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Pinnacle III Related Transactions" means those contractual transactions and arrangements to be entered into by Pinnacle III and a Person that is not an Affiliate of the Borrower or Pinnacle III, in each case with respect to the wireless or other communications business of such Person, but only to the extent that such business relates to Towers or related activities and that the Borrower reasonably believes that it is not permitted to consummate such transactions or arrangements because consummating such transactions or arrangements may jeopardize its REIT Status.

         (e) The definition of "Shaffer Acquisition" shall be added to Article I in alphabetical order and shall read in its entirety as follows:

                  "Shaffer Acquisition" means the acquisition by Pinnacle III of the Capital Stock of Shaffer & Associates, Inc. in connection with the Stock Purchase Agreement, dated January 14, 2000, between Pinnacle III and Joseph W. Shaffer.

         SECTION 2. Addition of Section 6.18. A new Section 6.18 is hereby added to the Credit Agreement at the end of Article VI of the Credit Agreement and shall read in its entirety as follows:

                  6.18. Pinnacle III and Rooftop Assets. (a) The Borrower shall file, no later than April 1, 2000, a written request for a ruling from the Internal Revenue Service regarding the issue of whether the rooftop assets in Pinnacle III are permitted to be owned by a Real Estate Investment Trust ("REIT") without destroying the tax status of the REIT. (b) Pinnacle III shall immediately upon the purchase by it, the transfer to it, or other acquisition by it, of any assets from time to time, grant the Administrative Agent and the Lenders Liens in such assets to the extent required by Section 2.16(b) hereof. (c) The Borrower shall, and shall cause the other shareholders of Pinnacle III to, immediately upon the issuance or acquisition by any of them of any Capital Stock in Pinnacle III (whether common or preferred), immediately deliver such Capital Stock to the Administrative Agent and cause such Capital Stock to be pledged to the Administrative Agent on behalf of the Lenders to secure the Obligations pursuant to documentation reasonably required by the Administrative Agent and similar to existing documentation among the parties.

         SECTION 3. Amendment to Section 8.16. Section 8.16 of the Credit Agreement shall be deleted in its entirety and the following Section 8.16 shall be substituted in its stead:

                  8.16. Pinnacle III. Notwithstanding anything contained herein to the contrary, (a) Pinnacle III shall not be entitled to (i) transact any business other than (A) the operations of its business in connection with rooftop assets, (B) Pinnacle III Related Transactions,
         (C) Pinnacle III Permitted Acquisitions (including, without limitation, the Shaffer Acquisition) up to an aggregate purchase price for all such acquisitions over the term of this Agreement not to exceed $40,000,000 and (D) the performance of its obligations under the expense sharing and reimbursement agreement between Borrower and Pinnacle III, (ii) transfer or dispose of its assets (except to the Borrower), make Investments, merge or consolidate (except into Borrower where the Borrower is the survivor), incur Debt or Liens (except in connection with Pinnacle III Debt), enter into transactions with any other Subsidiaries, or make any payments to any other Persons, including, without limitation, Restricted Payments, except payment of all of its income to the Borrower, and (iii) take any other action or omit to take any action that a Subsidiary is permitted to take or to omit taking (with any Person, Subsidiary, Borrower, or otherwise) pursuant to the terms of this Agreement, including without limitation, such actions that are permitted to be taken or omitted by Subsidiaries in Article VII, (b) the Borrower shall not, and no Subsidiary of the Borrower shall, make any distribution, dividend, loan or advance to, or investment in, Pinnacle III, or otherwise transact any business with Pinnacle III, except in connection with the Pinnacle III Debt and the PT Transactions. The Borrower shall not permit the equity ownership (both common and preferred) of Pinnacle III to change, except the issuance of Capital Stock of Pinnacle III in accordance with PT Transactions.

         SECTION 4. Schedule 1.01. Schedule 1.01 shall be added to the end of the Credit Agreement before all the other schedules as Schedule 1.01 to the Credit Agreement in the form attached to this Third Amendment.

         SECTION 5. Conditions Precedent. This Third Amendment shall not be effective until all proceedings of the Borrower taken in connection with this Third Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and Lenders, and the Administrative Agent and Lenders shall have each received:

                  (a) copies of resolutions authorizing the execution, delivery and performance of this Third Amendment by the Borrower, the Parent, and their Subsidiaries;

                  (b) legal opinions by counsel in form and substance satisfactory to the Administrative Agent regarding the due execution, delivery and performance of this Third Amendment and the legality, validity and the enforceability thereof;

                  (c) copies of such security agreements, pledge agreements and other collateral documentation from Pinnacle III and its shareholders, in each case reasonably required by the Administrative Agent and Special Counsel to grant a Lien on 100% of the Capital Stock of Pinnacle III, and all of Pinnacle III's existing and future accounts, equipment, inventory and general intangibles, except motor vehicles, bank accounts, intellectual property, chattel paper and leasehold real estate; and

                  (d) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.

         SECTION 6. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) this Third Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Third Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Third Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of the Borrower in connection with the execution of this Third Amendment.

         SECTION 7. Further Assurances. The Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Agent, as the Administrative Agent or any Lender may deem necessary or appropriate in connection with this Third Amendment.

         SECTION 8. Counterparts. This Third Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         SECTION 9. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         SECTION 10. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS OR (B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF THE BORROWER AND THE SUBSIDIARIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         (b) THE BORROWER AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, THE BORROWER AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY THE BORROWER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         SECTION 11. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HERETO, AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, this Third Amendment to Fifth Amended and Restated Credit Agreement is executed as of the date first set forth above.


THE BORROWER:                    PINNACLE TOWERS INC.

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                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

ADMINISTRATIVE AGENT:
                                 BANK OF AMERICA, N.A.,
                                 as Administrative Agent

                                 -----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

LENDERS:

                                 BANK OF AMERICA, N.A., individually as a Lender



                                 -----------------------------------------------
                                 By:   Roselyn M. Drake
                                 Its:  Vice President

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                                 BANKBOSTON, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 BANKERS TRUST COMPANY


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 SOCIETE GENERALE


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 UNION BANK OF CALIFORNIA, N.A.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 KEY CORPORATE CAPITAL INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 COBANK, ACB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 THE BANK OF NOVA SCOTIA




                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 DRESDNER BANK AG NEW YORK & GRAND CAYMAN
                                 BRANCHES



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 MERCANTILE BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 U.S. BANK NATIONAL ASSOCIATION



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 CREDIT LOCAL DE FRANCE - NEW YORK AGENCY



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 IBM CREDIT CORPORATION


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 THE CIT GROUP/EQUIPMENT FINANCING, INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 ALLFIRST BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 CITY NATIONAL BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

                                 RAYMOND JAMES BANK, FSB


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 HELLER FINANCIAL, INC.


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 PILGRIM PRIME RATE TRUST

                                 By:   Pilgrim Investment, Inc.,
                                       as its investment manager



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 PPM SPYGLASS FUNDING TRUST

                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 KZH ING-1 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 KZH ING-2 LLC


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 SEQUILS-ING I (HBDGM), LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 TORONTO DOMINION (NEW YORK), INC.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 SEQUILS PILGRIM I, LTD.



                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 WEBSTER BANK


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

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                                 ARCHIMEDES FUNDING III, Ltd.

                                 By:   ING Capital Advisors LLC
                                       as Collateral Manager


                                 -----------------------------------------------
                                 By:
                                       -----------------------------------------
                                 Its:
                                       -----------------------------------------

Accepted and Agreed as
of January __, 2000:

PINNACLE HOLDINGS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


COVERAGE PLUS ANTENNA SYSTEMS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


TOWER SYSTEMS, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


RADIO STATION WGLD, INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------



WEO TOWER INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


ICB TOWERS, LLC

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By:
        -------------------------------------------
Its:
        -------------------------------------------


AIRCOMM OF AVON, LLC

By:
        -------------------------------------------
Its:
        -------------------------------------------


HIGH POINT MANAGEMENT CO., INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



By:
        -------------------------------------------
Its:
        -------------------------------------------


ARROWHEAD CORPORATION OF DELHI

By:
        -------------------------------------------
Its:
        -------------------------------------------


COASTAL ANTENNA'S INC.



By:
        -------------------------------------------
Its:
        -------------------------------------------


MARMAC INDUSTRIES INCORPORATED

By:
        -------------------------------------------
Its:
        -------------------------------------------



PINNACLE TOWERS III INC.


By:
        -------------------------------------------
Its:
        -------------------------------------------

                                  SCHEDULE 1.01

                   EXPENSE SHARING AND REIMBURSEMENT AGREEMENT